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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

IMPORTANT INFORMATION

Stockholders of El Paso Corporation ("El Paso") are strongly advised to read El Paso's proxy statement relating to its 2003 annual meeting of stockholders when it becomes available, as it will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet website at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc at (800) 322-2885 Toll-Free or by email at proxy@mackenziepartners.com. To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted in these proxy materials, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief.
Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

PARTICIPANT INFORMATION

El Paso, its directors, and certain of its officers and employees may be deemed to be participants in the solicitation of proxies in connection with El Paso's 2003 annual meeting of stockholders. These persons may have interests in the solicitation by reason of their beneficial ownership of shares of common stock of El Paso and by virtue of agreements and arrangements with El Paso. The names of the directors of El Paso and each of the officers and employees of El Paso who may be deemed to be a participant in the solicitation are listed below, together with the number (in parenthesis) of shares of El Paso common stock beneficially owned by each of these persons as of January 1, 2003.

Directors:

William A. Wise (Chairman and Chief Executive Officer) (4,123,410, including 12,094 indirectly held shares, 631,248 restricted shares and 2,047,917 options);
Ronald L. Kuehn, Jr. (Lead Director)(897,288, including 26,720 indirectly held shares, and 599,300 options);
Byron Allumbaugh (49,950, including 17,755 shares held in trust, and 16,000 options);
John M. Bissell (34,039, including 9,000 options);
Juan Carlos Braniff (49,336, including 18,000 options);
James F. Gibbons(69,343, including 26,000 options);
Robert W. Goldman (no shares and 5,000 options);
Anthony W. Hall, Jr. (30,298, including 9,000 options);
J. Carleton MacNeil, Jr. (34,793, including 9,000 options);
Thomas R. McDade (78,267, including 9,000 options);
Malcolm Wallop (39,218, including 8,000 options); and
Joe B. Wyatt (34,214, including 11,000 options).

Officers/Employees:

William A. Wise, Chairman of the Board and Chief Executive Officer (4,123,410, including 12,094 indirectly held shares, 631,248 restricted shares and 2,047,917 options);
H. Brent Austin, President and Chief Operating Officer (769,269, including 177,896 restricted shares and 447,883 options);
Rodney D. Erskine, President, El Paso Production Company (222,771, including 42,316 restricted shares and 117, 917 options);
Peggy A. Heeg, Executive Vice President and General Counsel (200,864, including 56,839 restricted shares and 130,996 options );
D. Dwight Scott, Executive Vice President and Chief Financial Officer
(146,059, including 58,444 restricted shares and 87,000 options);
John W. Somerhalder II, Executive Vice President, Pipeline Group (748,463 including 154,596 restricted shares and 417,883 options);
David E. Zerhusen, Executive Vice President, Administration (94,369 including 28,430 restricted shares and 63,042 options);
Clark C. Smith, President, Merchant Energy (216,237, including 48,888 restricted shares and 110,417 options);
Norma Dunn, Senior Vice President-Communications and Government Affairs (231,538 including 52,796 restricted shares and 130,042 options);
David L. Siddall, Vice President, Associate General Counsel and Corporate Secretary (138,702, including 31,148 restricted shares and 101,442 options); Bruce Connery, Vice President, Investor Relations (140,322, including 26,256 restricted shares and 109,142 options);
Alan Bishop, Director, Shareholder Relations (25,949, including 950 restricted shares and 20,767 options);
Bridget McEvoy, Manager, Investor Relations (10,074, including 174 restricted shares and 9,267 options);
Chris Jones, Manager, Investor Relations (3,726, including 136 restricted shares and 1,667 options);
Jeanette Compte, Analyst, Shareholder Issues (515);
Ina Calvano, Sr. Analyst, Shareholder Issues (3,354);
Stacy James, Manager, Corporate Law (4,076, including 112 restricted shares and 3,667 options);
Robert G. Phillips, President, El Paso Field Services (885,700, including 111,706 restricted shares and 278, 917 options);
Carl A. Corrallo, Senior Vice President and Deputy General Counsel, El Paso Corporation (118,746);
Daniel F. Collins, Senior Vice President and Deputy General Counsel, El Paso Corporation (82,578, including 18,947 restricted shares and 52,906 options); Greg G. Jenkins, President, El Paso Petroleum and LNG (432,287, including 111,000 restricted shares and 267,917 options);
Robert W. Baker, Executive Vice President, El Paso Corporation (218,154, including 46,292 restricted shares and 151,153 options);
Barbara C. Weber, Vice President, Public Relations (50,133, including 5,794 restricted shares and 33,784 options);
Melbourne W. Scott, Director, Media, AV and Emergency Response (7,004, including 186 restricted shares and 5,133 options); and Kimberly M. Wallace, Manager, Media Relations (4,035, including 3,320 options).

At the 2003 annual meeting of stockholders, El Paso's stockholders will be entitled to vote for nominees to fill each seat on El Paso's board. The non-employee directors receive compensation from El Paso for their services as directors as described in the proxy statement relating to El Paso's 2002 annual meeting of stockholders. For his service as lead director, Mr. Kuehn receives a $12,500 monthly retainer fee and received a one-time grant of 100,000 options, which vest 50% a year over the next two years so long as Mr. Kuehn continues to be lead director. The compensation and benefits of certain El Paso executive officers are set out in the company's 2002 proxy statement. In addition to the "change in control" provisions applicable to executive officers described in the 2002 proxy statement, El Paso maintains severance and other benefit plans which provide benefits to certain officers and employees or accelerated vesting of equity compensation awards upon, or in certain circumstances following, a "change in control" or upon an individual's termination of employment. The election of Selim K. Zilkha's proposed nominees would constitute a "change of control" for purposes of the foregoing.